UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 23, 2005

Mercer International Inc.

(Exact name of Registrant as specified in its charter)

Washington

(State or other jurisdiction of incorporation or organization)

000-9409	91-6087550

(Commission File Number)	(I.R.S. Employer Identification No.

14900 Interurban Avenue South, Suite 282, Seattle, WA 98168

(Address of Office)

(206) 674-4639

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01   ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On March 23, 2005, Zellstoff Stendal GmbH (“Stendal”), our 63.6% owned subsidiary, delivered an acceptance certificate to the contractor of the Stendal mill and, as a result, has assumed responsibility for the operation of the mill, subject to the contractor’s warranty obligations. In connection with the acceptance of the Stendal mill, Stendal entered into an amendment and restatement agreement to the project financing facility agreement relating to the Stendal mill, a copy of which is attached hereto as Exhibit 99.1.

ITEM 9.01   FINANCIAL STATEMENTS AND EXHIBITS.

Exhibit No.	Description
99.1	Amendment and Restatement Agreement No. 1

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MERCER INTERNATIONAL INC.

/s/ David M. Gandossi

David M. Gandossi
Chief Financial Officer

Date: March 28, 2005

MERCER INTERNATIONAL INC.

FORM 8-K

EXHIBIT INDEX

Exhibit No.	Description
99.1	Amendment and Restatement Agreement No. 1